UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2003 (November 6, 2003)

ROCKWELL AUTOMATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12383	25-1797617
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

777 East Wisconsin Avenue, Suite 1400,
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

(414) 212-5299
(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 12.    Results of Operations and Financial Condition.

        Registrant’s press release dated November 6, 2003, announcing its financial results for the quarter and year ended September 30, 2003, is furnished herewith as Exhibit 99 and is incorporated herein by reference.

(Page 2 of 4 Pages)

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC. (Registrant) By /s/ William J. Calise, Jr. ——————————————————— William J. Calise, Jr. Senior Vice President, General Counsel and Secretary

Date: November 6, 2003 (Page 3 of 4 Pages)

EXHIBIT INDEX

Exhibit
Number	Description

99	Press Release of Registrant dated November 6, 2003.
(Page 4 of 4 Pages)